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                                                                    EXHIBIT 10.1

                     FIRST AMENDMENT TO OPERATING AGREEMENT
                                       OF
                           MONTAUK BATTERY REALTY, LLC

         THIS FIRST AMENDMENT TO OPERATING AGREEMENT OF MONTAUK BATTERY REALTY LLC, dated as of March 14, 2003 (this "Amendment"), among DTHY Realty, Inc., Dorothy Herman, New Valley Real Estate Corporation, New Valley Mortgage Corporation and The Prudential Real Estate Financial Services of America, Inc. (collectively, the "Members").

         WHEREAS, pursuant to the Operating Agreement of Montauk Battery Realty LLC dated as of December 17, 2002 (the "Agreement"), the Members have agreed with respect to the conduct and affairs of Montauk Battery Realty LLC, a New York limited liability company;

         WHEREAS, pursuant to a Purchase and Sale Agreement dated as of March 14, 2003, by and among Insignia Financial Group, Inc., Insignia ESG, Inc. Insignia Residential Group, Inc., Insignia IP, Inc. and the Company (the "Purchase Agreement"), the Company has on this date purchased the membership interests of Insignia Residential Group, LLC and Insignia Douglas Elliman LLC and has acquired certain trademarks from Insignia IP, Inc.;

         WHEREAS, simultaneously with the closing of the Purchase Agreement, DTHY is purchasing a portion of the Membership Interest of Prefsa; and

         WHEREAS, in connection with the foregoing, the Members desire to amend certain provisions of the Agreement as hereinafter provided.

         NOW, THEREFORE, in consideration of the premises and of the mutual agreements hereinafter contained, the parties hereto do hereby agree as follows:

         1. REFERENCES TO AGREEMENT; DEFINED TERMS. Unless the context requires otherwise, every reference in the Agreement to the term "this Agreement" shall be deemed to mean the Agreement as amended by this Amendment thereto. Except as otherwise defined herein, the capitalized terms used herein shall have the meanings set forth in the Agreement.

         2. Section 6.1 is hereby deleted in its entirety and the following text is hereby inserted in its place:

                           "The capital percentage interest of each Member (the
                  "Capital Percentage Interest") shall be as follows:

DTHY                                      23.76%
Herman                                     5.65%
NV                                        44.35%
New Valley Mortgage                        5.65%
Prefsa                                    20.59%"

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         3.       The first sentence of Section 6.3 is hereby deleted in its entirety and the following text is hereby inserted in its place:

                           "The Company shall collect its revenues and pay its
                  normal operating expenses, including, but not limited to, the debt service payments, Tax Distributions (as such term is hereinafter defined) and excess cash flow sweep to the extent such excess cash flow sweep is required to be paid to Prefsa under the Loan Agreement (as such term is hereinafter defined) and to the holders of the Subordinated Notes (as such term is hereinafter defined)."

         4. Section 6.3(e) is hereby deleted in its entirety and the following text is hereby inserted in its place:

                           "Notwithstanding the foregoing, payments and
                  distributions under Section 6.3(b), (c) and (d) may be limited to the extent required pursuant to the terms of the Loan and Security Agreement between Prefsa, the Company and certain other parties dated March 14, 2003, as amended from time to time (the "Loan Agreement")."

         5. The last sentence of Section 8.1 is hereby deleted in its entirety and the following text is hereby inserted in its place:

                           "Further, it is hereby expressly acknowledged and
                  agreed that, except for any transferee of the entire interest of an original Member of the Company (Herman, DTHY, NV, New Valley Mortgage and Prefsa), approved in accordance with the terms hereof, no new member of the Company shall have the right to designate a Manager to serve on the Board."

         6. The first sentence of Section 12.1 is hereby amended by inserting at the beginning thereof the following language: "Subject to the provisions of Section 8.4(b) hereof,".

         7. Section 13.1 is hereby amended by inserting the following text after the first sentence thereof:

                           "Notwithstanding the foregoing, Prefsa may transfer
                  to an employee or consultant of the Company or the Company's Divisions or subsidiaries any of the membership interests acquired by Prefsa pursuant to the Note and Equity Purchase Agreement, between Prefsa, the Company and NV dated March 14, 2003, as amended from time to time (the "Subordinated Note Purchase Agreement")."

         8. The penultimate sentence of Section 13.1 is hereby amended by deleting the clause after "Section 15.6 hereof;" and inserting the following in its place:

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                           "provided that, in the event the Company elects to
                  exercise such option to purchase, the Company shall concurrently with the closing of such purchase, pay, or cause to be paid, in full, all indebtedness owing to Prefsa (but not those certain promissory notes made payable by the Franchisee (as defined in the Loan Agreement) to PREA in the original principal amounts of $3,300,000 and $1,250,000, respectively (the "Franchise Note") pursuant to the Loan Agreement and all indebtedness due to Prefsa under the Company's 12% Subordinated Notes due March 14, 2013 issued March 14, 2003 (the "Subordinated Notes")."

         9. The first sentence of Section 13.3 is hereby amended by deleting the words "except with the approval of the Board" at the end thereof and inserting in its place the words "except with the unanimous approval of the Board".

         10. Section 14.1 is hereby amended by inserting the following text at the end thereof:

                           "This Article 14 shall also not apply to any
                  Disposition by Prefsa to an employee or consultant of the Company or the Company's Divisions or subsidiaries of any of the membership interests acquired by Prefsa pursuant to the Subordinated Note Purchase Agreement."

         11. Section 14.5 is hereby amended by inserting the following text at the end thereof:

                           "Further, it is hereby expressly acknowledged and
                  agreed that, except for any transferee of the entire interest of an original Member of the Company (Herman, DTHY, NV, New Valley Mortgage and Prefsa), which transferee received his interest in accordance with the terms hereof, no new member of the Company shall have the right to designate a Manager to serve on the Board."

         12. The second sentence of Section 15.2 is hereby amended by deleting the number "97%" and inserting in its place the number "93%".

         13. The second sentence of Section 15.3 is hereby amended by inserting at the end thereof the following text:

                           ", regardless of whether the beneficiaries of such
                  insurance are the same as the beneficiaries of the estate of the Deceased Shareholder."

         14. The fifth sentence of Section 15.6 is hereby amended by inserting at the end thereof after the words "(but not the Franchise Note)" the words: "and the Subordinated Notes."

         15. Section 17.1 and Section 17.2 are each hereby amended by deleting the number "97%" and inserting in its place the number "93%" and by deleting the number "40.01%" and inserting in its place the number "28.01%".
Section 17.2 is hereby further amended by deleting the number "38.01%" and inserting in its place the number "26.01%" and by deleting the number "7.99%" and inserting in its place the number "19.99%".

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         16.      Clauses (ii), (iii), and (iv) of Section 18 (other than
provision II of clause (iv) which shall not be amended hereby) are each hereby amended by deleting the word "Company" in each place it appears, and inserting in its place the words "Company, or any of its Divisions or subsidiaries".

         17. The third sentence of Section 18 is hereby amended by inserting after the words "after the end of B&H's current franchise agreement with PREA" the following text:

                           "or the end of Insignia Douglas Elliman's current
                  franchise agreement with PREA" (but only with regard to the area for which the then current franchise agreement has ended).

         18. Section 22.1 and Section 22.4 are each hereby amended by deleting the number "97%" and inserting in its place the number "93%".

         19. Section 22.14 is hereby amended by inserting at the beginning thereof the following text: "Subject to Section 18 hereof".

         20. APPROVAL BY BOARD OF MANAGERS. The Managers of the Company hereby approve the following matters:

                  (i) the Purchase Agreement and the consummation of the transactions contemplated thereby;

                  (ii) the Loan Agreement and the related borrowings of up to $57.5 million thereunder from Prefsa;

                  (iii) the issuance of $19,000,000 of Subordinated Notes pursuant to the Subordinated Note Purchase Agreement;

                  (iv)     the Franchise Note; and

                  (v) the issuance of membership interests representing a 30% interest in the Company to the purchasers of the Subordinated Notes pursuant to the Subordinated Note Purchase Agreement.

         21. GOVERNING LAW. This Amendment shall be construed and interpreted in accordance with and governed by the internal laws of the State of New York without regard to conflicts of laws principles.

         22. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

         23. FULL FORCE AND EFFECT. Except as amended hereby, the Agreement shall remain in full force and effect.

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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

                                DTHY REALTY, INC.

                                By: /s/ Dorothy Herman
                                    -------------------------------
                                    Dorothy Herman, President

                                /s/ Dorothy Herman
                                -----------------------------------
                                Dorothy Herman

                                NEW VALLEY REAL ESTATE CORPORATION

                                By: /s/ Richard J. Lampen
                                    -------------------------------
                                    Richard J. Lampen, Executive Vice President

                                NEW VALLEY MORTGAGE CORPORATION

                                By: /s/ Richard J. Lampen
                                    -------------------------------
                                    Richard Lampen, President

                                PRUDENTIAL REAL ESTATE FINANCIAL
                                SERVICES OF AMERICA, INC.

                                By: /s/ Leila Ghoroghchi
                                    -------------------------------

                                As to the Restrictive Covenant and Non-
                                Solicitation provision and Articles 20, 21 and 22 only

                                /s/ Howard Lorber
                                -----------------------------------
                                Howard Lorber

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                                /s/ Dorothy Herman
                                -----------------------------------
                                Dorothy Herman

                                /s/ Richard Lampen
                                -----------------------------------
                                Richard Lampen

                                AS MANAGERS:

                                /s/ Dorothy Herman
                                -----------------------------------
                                Dorothy Herman

                                /s/ Howard Lorber
                                -----------------------------------
                                Howard Lorber

                                /s/ Richard Lampen
                                -----------------------------------
                                Richard Lampen

                                /s/ Leila Ghoroghchi
                                -----------------------------------
                                Leila Ghoroghchi

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